Exhibit 99.1

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7



                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the IMC Home Equity Loan Owner Trust 1998-7, and not by or as agent for IMC Mortgage Company (collectively, the "Seller and Interim Servicer"), IMC Securities, Inc. (the "Depositor") or any of their affiliates. None of the Depositor, the Seller or the Interim Servicer has prepared, reviewed or participated in the preparation hereof and is not responsible for the accuracy hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor, Seller and Interim Servicer. PW makes no representations as to the accuracy of such information provided by the Depositor, Seller and Interim Servicer.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
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PRICING INFORMATION

                  [$600,000,000 Offering Amount (approximate)]
                                FSA Bond Insured

TRANSACTION SUMMARY(1)

--------------------------------------------------------------------------------------------------------------------------
                                                                          First
                                                                        Principal    Principal                  Expected
   Notes -      Collateral     Approximate       Coupon         WAL      Payment      Window       Stated       Ratings
    Series        Group            Size                       (Years)    (Years)      (Years)     Maturity   (Moody's/S&P)
--------------------------------------------------------------------------------------------------------------------------
 1998-7A            I           [$529,000,000]    Fixed      2.98         .11         7.58        11/20/29      Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------
 1998-7B            II           [$71,000,000]    Fixed      2.47         .11         6.25        10/20/29      Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------

(1) priced to a 10% collateral call on each individual Collateral Group.

Pricing Speeds:
                           ------------------------------------------------
                           Fixed Conforming (%PPC) - Group I            100
                           ARM Conforming (%CPR) - Group I               30
                           Fixed Non-Conforming (%PPC) - Group II       120
                           ARM Non-Conforming (%CPR) - Group II          35
                           ------------------------------------------------

Payment Date:              The 20th day of each month (or the next Business Day
                           thereafter) commencing on January 20, 1999.

Interest Accrual Period:   Interest will accrue on each Series of Notes at a
                           fixed rate during the month prior to the month of the related Payment Date based on a 30/360 day year.

Payment Delay:             19 Days

Settlement (Closing) Date: On or about December 10, 1998

Statistical Cut-off Date:  November 16, 1998 (close of business)

Cut-off Date:              December 1, 1998 (close of business)

Collateral Group I:        The loan balances in Collateral Group I conform with
                           the maximum loan balance limitations for 1st and 2nd lien mortgage loans imposed by Fannie Mae/FHLMC.

Collateral Group II:       The loan balances in Collateral Group II generally
                           exceed Fannie Mae/FHLMC limits for maximum loan amounts.

Stated Final Payment Date: For Series 1998-7A, November 20th, 2029 and for
                           Series 1998-7B, October 20th, 2029, although it is anticipated that the actual Final Payment Date for each Series of Notes will occur significantly earlier than the Stated Final Payment Date.

--------------------------------------------------------------------------------
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                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
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PRICING INFORMATION (continued)

Auction Call:              The Trustee shall solicit bids for the purchase of
                           the Home Equity Loans in a Collateral Group at a price equal to or greater than the Auction Redemption
                           Price for such group on an Auction Redemption Date for each Group.

Servicer Call:             In the event the above referenced Auction Call does
                           not result in the sale of the Home Equity Loans, then the Servicer may, at its option effect an early redemption of the Notes of both Series and terminate the Trust on any Payment Date on or after the Servicer Redemption Date at a price equal to or greater than the Servicer Redemption Price. In addition, the Note Insurer will have rights under limited circumstances, to purchase the Home Equity
                           Loans and thereby effect a redemption of the Notes.

Auction Redemption Price:  The "Auction Redemption Price" for a series of Notes is equal to the sum of (i) the then outstanding Note Principal Balance plus all accrued and unpaid interest thereon, (ii) any portion of the Trust Fees and Expenses with respect to the related Loan pool due and unpaid on such date, (iii) the payment of all amounts owed to the Note Insurer with respect to the related Loan Pool (iv) any amounts required by the
                           Note Insurer with respect to the Loan Pool which is not being redeemed (Reserve Account requirements), and (v) any unreimbursed Delinquency Advances and Servicing Advances with respect to the related Loan Pool (as defined in the Sale and Servicing Agreement).

Servicer Redemption Price: The "Servicer Redemption Price" for a series of Notes is equal to the sum of (i) the then outstanding Note Principal Balance plus all accrued and unpaid interest thereon, (ii) any portion of the Trust Fees and Expenses with respect to the related Loan pool due and unpaid on such date, (iii) the payment of all amounts owed to the Note Insurer with respect to the related Loan Pool, and (iv) any unreimbursed Delinquency Advances and Servicing Advances with respect to the related Loan Pool (as defined in the Sale and Servicing Agreement).


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


PRICING INFORMATION (continued)


Auction Redemption Date:   The "Auction Redemption Date" is the first Monthly
                           Remittance Date on which the Loan Balance of the Home
                           Equity Loans in a Collateral Group has declined to less than 10% of the Loan Balance of the Home Equity
                           Loans in such Collateral Group as of the Cut-Off
                           Date. If the Auction Call does not happen on the initial Auction Redemption Date, the Trustee will hold an auction each quarter thereafter.

Servicer Redemption Date:  The "Servicer Redemption Date" is the first Monthly
                           Remittance Date on which the Loan Balance of all Home Equity Loans has declined to less than 5% of the Loan Balance of all Home Equity Loans as of the Cut-Off Date.

Coupon Step-up:            If the Auction Call does not happen on the initial
                           Auction Redemption Date for a Collateral Group, the coupon of the related Series of Notes will be increased by 0.50% per annum.

Initial Turbo:             Excess cash flow from each Collateral Pool will be
                           used to accelerate the related Series of Notes until each overcollateralization target is reached and any excess will be available to maintain the other
                           Group's overcollateralization target with the Reserve
                           Account described below. During this period of Initial Turbo, certain cashflows may be released to the Residual Interest Certificates rather than used to accelerate the Notes.

Reserve Account:           If necessary, excess cash flow from a Group which
                           does not have an overcollateralization deficit will be deposited into the Reserve Account in an amount up to the other Group's overcollateralization deficit.
                           If the overcollateralization deficit (without regard to the Reserve Fund) is reduced in such other Group in future periods, any excess in the reserve account will be released to the holders of the Residual
                           Interests.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
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DESCRIPTION OF SECURITIES


Title of Securities:          IMC Home Equity Loan Owner Trust 1998-7

Offering Amount:              Approximately $600 million

Certificates:                 Residual Interest (not offered hereby)

Sole Underwriter:             PaineWebber Incorporated

Seller/Interim Servicer:      IMC Mortgage Company

                              Headquartered in Tampa, FL

Depositor:                    IMC Securities, Inc.

Servicer:                     Ocwen Federal Bank FSB

Owner Trustee:                Wilmington Trust Company

Indenture Trustee:            The Chase Manhattan Bank

Statistical Calculation Date: The collateral described herein and in the prospectus supplement represents the pool of Home Equity Loans as of the Statistical Calculation Date of November 16, 1998. It is anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be at least $600,000,000.

Home Equity Loans:            The Trust is comprised of two groups of loans,
                              each corresponding to a particular Series of Notes. Group I Home Equity loans support the
                              Series 1998-7A Notes and the Group II Home Equity loans support the Series 1998-7B Notes. The loan balances in Group I conform with the maximum loan balance limitations, for 1st and 2nd lien mortgage loans, imposed by Fannie Mae/FHLMC. Group II loan balances generally exceed Fannie Mae/FHLMC limits for maximum loan amounts.

Form of Offering:             Book-Entry form, same-day funds through DTC,
                              Euroclear, and CEDEL.

Denominations:                Minimum denominations of $25,000 and multiples of
                              $1,000 in excess thereof.

Servicing/Other Fees:         The collateral is subject to certain fees,
                              including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

Advancing by Servicer:        The Servicer is required to advance from its own
                              funds any delinquent payment of interest (not principal) unless such interest is deemed to be non-recoverable (the "Delinquency Advances").


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)


Credit Enhancement:           Credit enhancement with respect to the Notes will
                              be provided by (a) the excess spread, (b) the overcollateralization mechanics which utilize the excess interest created by the internal cashflows of the pool, and (c) the Financial Security
                              Assurance, Inc. ("FSA") Policy.

                              Excess Spread: The weighted average interest rate on the Home Equity Loans is generally expected to be higher than the sum of (a) the servicing fee, the Note Insurer fee and the trustee fee and (b) the interest rate of the related Series of Notes. Such excess is the Excess Spread.

                              Overcollateralization: Excess Spread from a
                              Collateral Group will be applied, to the extent available, first to make accelerated payments of principal to the related Series of Notes. Such application will cause the aggregate principal balance of such Notes to amortize more rapidly than the Home Equity Loans in the related Collateral Group, resulting in overcollateralization. Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                              FSA Insurance Policy: FSA (the "Note Insurer") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes of each Series (i.e. after any losses reduce the overcollateralization to zero, FSA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance in the related Collateral Group). The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:          The trust will be an Owner Trust. No election will
                              be made to treat either the Trust Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes of each Series will be treated as non-recourse debt obligations.

ERISA Considerations:         Subject to the discussion in the Prospectus
                              Supplement and Prospectus, the Notes of each Series may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:            The Notes will NOT constitute "mortgage-related
                              securities" for purposes of SMMEA.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

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                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


       DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION
                                 DATE (11/16/98)


--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


CONFORMING POOL SUMMARY - GROUP I
--------------------------------------------------------------------------------
Number of Loans:                                                          7,922
Current Balance:                                                   $521,415,465
Average Balance:                                                        $65,819
Minimum Balance:                                                         $5,839
Maximum Balance:                                                       $339,278
Wtd Average Coupon:                                                      10.58%
Original Term (months):                                                     284
Seasoning (months):                                                           3
Combined Loan-To-Value:                                                   76.80

Amortization Type:
Fixed - 6,578 loans                                                $404,932,309
ARM - 1,344 loans                                                  $116,483,156

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                                   2.43%
     Wtd Avg Subsequent Periodic Rate Cap:                                1.16%
     Wtd Avg Life Cap:                                                   16.85%
     Wtd Avg Margin:
                                                                          6.76%


     Wtd Avg Months to Roll:                                                 19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
State                          Florida                                842        52,991,191      10.16
                               Illinois                               516        39,951,581       7.66
                               Michigan                               600        36,449,630       6.99
                               New York                               520        36,449,093       6.99
                               Ohio                                   562        32,946,623       6.32
                               North Carolina                         502        30,241,543       5.80
                               New Jersey                             258        23,746,591       4.55
                               Pennsylvania                           380        22,847,644       4.38
                               Tennessee                              365        21,584,817       4.14
                               Indiana                                426        21,248,708       4.08
                               Georgia                                320        19,279,997       3.70
                               California                             160        15,909,565       3.05
                               South Carolina                         219        12,346,825       2.37
                               Virginia                               191        12,107,252       2.32
                               Maryland                               175        11,742,969       2.25
                               Massachusetts                          134        10,634,363       2.04
                               Colorado                               117        10,200,195       1.96
                               Connecticut                            109         9,743,892       1.87
                               Arizona                                118         9,410,769       1.80
                               New Mexico                             101         7,269,801       1.39
                               Wisconsin                              112         6,770,685       1.30
                               Utah                                    72         6,426,055       1.23
                               Texas                                   95         6,378,318       1.22
                               Minnesota                               81         6,210,986       1.19
                               Missouri                               112         5,849,562       1.12
                               Kentucky                               107         5,370,221       1.03
                               Nevada                                  58         5,008,695       0.96
                               Washington                              52         4,775,618       0.92
                               Rhode Island                            61         4,672,212       0.90
                               Mississippi                             96         4,465,975       0.86
                               Oregon                                  52         4,195,349       0.80
                               Louisiana                               74         3,577,791       0.69
                               Arkansas                                52         3,089,099       0.59
                               Hawaii                                  17         2,988,114       0.57
                               Idaho                                   36         2,428,578       0.47
                               West Virginia                           35         1,665,472       0.32
                               Kansas                                  31         1,638,757       0.31
                               Nebraska                                31         1,627,949       0.31
                               Delaware                                21         1,291,479       0.25
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
State (continued)              Oklahoma                                26         1,173,186       0.23
                               Iowa                                    25         1,155,758       0.22
                               New Hampshire                           13         1,022,962       0.20
                               Maine                                   15           869,060       0.17
                               South Dakota                            12           570,542       0.11
                               Wyoming                                  5           322,873       0.06
                               Vermont                                  5           211,512       0.04
                               Montana                                  3           192,360       0.04
                               North Dakota                             3           127,020       0.02
                               Alabama                                  2           125,899       0.02
                               District of Columbia                     3           110,332       0.02
                                                                    -----      ------------    -------
                                                                    7,922      $521,415,465    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Combined LTV                   5.01 to  10.00                           1             9,954       0.00
                               10.01 to  15.00                          5            96,675       0.02
                               15.01 to  20.00                         18           365,336       0.07
                               20.01 to  25.00                         33           987,047       0.19
                               25.01 to  30.00                         44         1,527,162       0.29
                               30.01 to  35.00                         69         2,427,949       0.47
                               35.01 to  40.00                         98         3,710,988       0.71
                               40.01 to  45.00                        100         4,580,976       0.88
                               45.01 to  50.00                        151         6,544,604       1.26
                               50.01 to  55.00                        165         7,585,850       1.45
                               55.01 to  60.00                        265        13,734,403       2.63
                               60.01 to  65.00                        520        29,562,299       5.67
                               65.01 to  70.00                        772        45,069,993       8.64
                               70.01 to  75.00                      1,162        74,484,682      14.29
                               75.01 to  80.00                      2,413       177,048,996      33.96
                               80.01 to  85.00                      1,127        85,217,642      16.34
                               85.01 to  90.00                        706        59,545,910      11.42
                               90.01 to  95.00                         57         3,084,221       0.59
                               95.01 to 100.00                        216         5,830,776       1.12
                                                                    -----      ------------    -------
                                                                    7,922      $521,415,465    100.00%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Current Coupon                 5.001 -  6.000                           1           156,958       0.03
                               6.001 -  7.000                          10         1,425,173       0.27
                               7.001 -  8.000                         120        11,216,892       2.15
                               8.001 -  9.000                         604        53,445,736      10.25
                               9.001 - 10.000                       1,706       133,132,815      25.53
                               10.001 - 11.000                      2,485       164,987,071      31.64
                               11.001 - 12.000                      1,555        93,314,206      17.90
                               12.001 - 13.000                        907        42,193,930       8.09
                               13.001 - 14.000                        399        16,629,757       3.19
                               14.001 - 15.000                         95         3,550,840       0.68
                               15.001 - 16.000                         29         1,014,074       0.19
                               16.001 - 17.000                          6           154,336       0.03
                               17.001 - 18.000                          3           110,698       0.02
                               18.001 - 19.000                          2            82,978       0.02
                                                                    -----      ------------    -------
                                                                    7,922      $521,415,465    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Current Balance                Up to  25,000.00                       969        17,738,669       3.40
                               25,000.01 to  50,000.00              2,449        92,647,700      17.77
                               50,000.01 to  75,000.00              2,055       126,183,933      24.20
                               75,000.01 to 100,000.00              1,080        93,624,434      17.96
                               100,000.01 to 125,000.00               595        66,239,079      12.70
                               125,000.01 to 150,000.00               373        50,687,282       9.72
                               150,000.01 to 175,000.00               172        27,770,234       5.33
                               175,000.01 to 200,000.00               127        23,792,750       4.56
                               200,000.01 to 250,000.00                92        19,830,000       3.80
                               250,000.01 to 300,000.00                 7         1,901,386       0.36
                               300,000.01 to 350,000.00                 3           999,998       0.19
                                                                    -----      ------------    -------
                                                                    7,922      $521,415,465    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Lien Type                     First Lien                            6,902       492,343,811       94.42
                              Second Lien                           1,020        29,071,654        5.58
                                                                    -----      ------------     -------
                                                                    7,922      $521,415,465     100.00%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Property Type                  Two- to Four-Family                    529        41,336,812       7.93
                               Townhouse                               59         4,459,132       0.86
                               Manufactured Housing                   138         7,782,608       1.49
                               Condominium                            165        10,046,360       1.93
                               Single Family Attached                 123         6,232,356       1.20
                               Single Family Detached               6,906       451,418,712      86.58
                               Mixed Use                                2           139,485       0.03
                                                                    -----      ------------    -------
                                                                    7,922      $521,415,465    100.00%
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Months Since Origination       0 to 1                               2,036       131,218,555       25.17
                               2 to 12                              5,822       385,204,443       73.88
                               13 to 24                                61         4,702,030        0.90
                               25 or more                               3           290,438        0.06
                                                                    -----      ------------     -------
                                                                    7,922      $521,415,465     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Remaining Term                 Up to 120                              242         6,541,335        1.25
                               121 to 180                           3,240       183,679,757       35.23
                               181 to 240                             685        35,252,961        6.76
                               241 to 300                             186        12,147,180        2.33
                               301 to 360                           3,569       283,794,232       54.43
                                                                    -----      ------------     -------
                                                                    7,922      $521,415,465     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Occupancy                      Owner Occupied                       7,355       491,632,840       94.29
                               Investor Owned                         542        28,258,243        5.42
                               Vacation/Second Home                    25         1,524,382        0.29
                                                                    -----      ------------     -------
                                                                    7,922      $521,415,465     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)

ARM INFORMATION - CMT & LIBOR LOANS


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Life Cap                       9.001 - 10.000                            1           71,358        0.06
                               10.001 - 11.000                           1          141,433        0.12
                               13.001 - 14.000                           5          659,697        0.57
                               14.001 - 15.000                          58        6,486,939        5.57
                               15.001 - 16.000                         246       23,665,840       20.32
                               16.001 - 17.000                         449       40,865,904       35.08
                               17.001 - 18.000                         338       27,173,700       23.33
                               18.001 - 19.000                         153       12,156,357       10.44
                               19.001 - 20.000                          59        3,546,840        3.04
                               20.001 - 21.000                          25        1,224,801        1.05
                               21.001 - 22.000                           5          276,263        0.24
                               22.001 - 23.000                           2          144,561        0.12
                               26.001 - 27.000                           1           31,186        0.03
                               30.001 - 35.000                           1           38,275        0.03
                                                                     -----     ------------     -------
                                                                     1,344     $116,483,156     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Life Floor                     2.001 -  3.000                            1           27,883        0.02
                               3.001 -  4.000                            1          193,246        0.17
                               4.001 -  5.000                            4          362,422        0.31
                               5.001 -  6.000                           27        2,628,286        2.26
                               6.001 -  7.000                           48        3,788,868        3.25
                               7.001 -  8.000                           42        3,968,243        3.41
                               8.001 -  9.000                          149       15,287,985       13.12
                               9.001 - 10.000                          370       35,219,721       30.24
                               10.001 - 11.000                         390       32,556,205       27.95
                               11.001 - 12.000                         187       14,835,610       12.74
                               12.001 - 13.000                          84        5,364,637        4.61
                               13.001 - 14.000                          28        1,502,998        1.29
                               14.001 - 15.000                           9          534,536        0.46
                               15.001 - 16.000                           4          212,515        0.18
                                                                     -----     ------------     -------
                                                                     1,344     $116,483,156     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)

ARM INFORMATION - CMT LOANS


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Margin                         2.001 -  3.000                            1           27,883        5.19
                               5.001 -  6.000                            1          146,642       27.30
                               6.001 -  7.000                            1          107,869       20.08
                               8.001 -  9.000                            3          254,671       47.42
                                                                     -----     ------------     -------
                                                                         6     $    537,064     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Rate Reset                     1999/05                                   2          174,525       32.50
                               1999/08                                   1          107,869       20.08
                               2000/08                                   2          153,183       28.52
                               2000/09                                   1          101,487       18.90
                                                                     -----     ------------     -------
                                                                         6     $    537,064     100.00%
--------------------------------------------------------------------------------------------------------


ARM INFORMATION - LIBOR LOANS


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Margin                         2.001 -  3.000                            1          112,610        0.10
                               3.001 -  4.000                            3          419,469        0.36
                               4.001 -  5.000                           60        6,022,190        5.19
                               5.001 -  6.000                          332       29,765,098       25.67
                               6.001 -  7.000                          463       42,177,850       36.38
                               7.001 -  8.000                          301       23,983,356       20.68
                               8.001 -  9.000                          102        7,549,922        6.51
                               9.001 - 10.000                           50        3,803,513        3.28
                               10.001 - 11.000                          18        1,609,376        1.39
                               11.001 - 12.000                           7          479,314        0.41
                               12.001 - 13.000                           1           23,393        0.02
                                                                     -----     ------------     -------
                                                                     1,338     $115,946,091     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - CONFORMING POOL SUMMARY - GROUP I (continued)

ARM INFORMATION - LIBOR LOANS (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Rate Reset                     1998/12                                   3          318,666        0.27
                               1999/01                                  16        1,738,669        1.50
                               1999/02                                  46        4,605,282        3.97
                               1999/03                                  37        3,665,264        3.16
                               1999/04                                  12        1,422,215        1.23
                               1999/05                                  18        1,894,896        1.63
                               1999/06                                  12        1,288,807        1.11
                               1999/07                                   8          607,011        0.52
                               1999/08                                  12          934,885        0.81
                               1999/09                                  13        1,169,089        1.01
                               1999/10                                   9          926,749        0.80
                               1999/11                                  12        1,143,702        0.99
                               1999/12                                  21        1,292,273        1.11
                               2000/01                                  31        2,561,208        2.21
                               2000/02                                  15        1,038,327        0.90
                               2000/03                                  16        1,279,509        1.10
                               2000/04                                  31        2,579,124        2.22
                               2000/05                                  86        7,509,064        6.48
                               2000/06                                  91        7,455,348        6.43
                               2000/07                                 136       11,873,964       10.24
                               2000/08                                 274       23,075,227       19.90
                               2000/09                                 276       23,812,116       20.54
                               2000/10                                  61        5,898,528        5.09
                               2000/11                                   1           69,000        0.06
                               2000/12                                   1           50,841        0.04
                               2001/03                                   1           76,716        0.07
                               2001/04                                   1          106,790        0.09
                               2001/05                                   1           39,886        0.03
                               2001/06                                   5          429,152        0.37
                               2001/07                                   5          367,134        0.32
                               2001/08                                  38        2,688,354        2.32
                               2001/09                                  37        2,968,915        2.56
                               2001/10                                   6          482,480        0.42
                               2003/01                                   3          293,290        0.25
                               2003/05                                   2          253,519        0.22
                               2003/08                                   1           30,088        0.03
                                                                     -----     ------------     -------
                                                                     1,338     $115,946,091     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


       DESCRIPTION OF HOME EQUITY LOANS AS OF THE STATISTICAL CALCULATION
                                 DATE (11/16/98)

--------------------------------------------------------------------------------
           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

NON-CONFORMING POOL SUMMARY - GROUP II
-------------------------------------------------------------------------------
Number of Loans:                                                           372
Current Balance:                                                   $70,528,616
Average Balance:                                                      $189,593
Minimum Balance:                                                       $11,196
Maximum Balance:                                                      $501,861
Wtd Average Coupon:                                                     10.33%
Original Term (months):                                                    280
Seasoning (months):                                                          4
Combined Loan-To-Value:                                                 78.10%
Amortization Type:
Fixed - 318 loans                                                  $55,313,507
ARM - 54 loans                                                     $15,215,109

ARM Summary Information:
     Wtd Avg Initial Periodic Rate Cap:                                  2.51%
     Wtd Avg Subsequent Periodic Rate Cap:                               1.11%
     Wtd Avg Life Cap:                                                  16.59%
     Wtd Avg Margin:
                                                                         6.84%

     Wtd Avg Months to Roll:                                                18
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
State                         California                               46         9,526,469       13.51
                              Florida                                  34         6,885,631        9.76
                              New Jersey                               37         6,862,710        9.73
                              New York                                 47         5,625,404        7.98
                              Connecticut                              20         4,248,967        6.02
                              Illinois                                 20         3,971,779        5.63
                              Maryland                                 21         3,164,963        4.49
                              Georgia                                  15         3,078,627        4.37
                              Michigan                                 12         2,992,589        4.24
                              Colorado                                 11         2,695,090        3.82
                              Massachusetts                            18         2,405,205        3.41
                              Tennessee                                 7         2,094,219        2.97
                              Arizona                                  11         1,963,488        2.78
                              Ohio                                      7         1,756,461        2.49
                              North Carolina                            5         1,406,423        1.99
                              Washington                                6         1,298,212        1.84
                              New Mexico                                4         1,241,476        1.76
                              Pennsylvania                              8           944,373        1.34
                              South Carolina                            5           922,055        1.31
                              Utah                                      4           862,591        1.22
                              Oregon                                    3           719,861        1.02
                              Virginia                                  5           675,165        0.96
                              Nevada                                    4           620,939        0.88
                              Louisiana                                 2           530,309        0.75
                              Wisconsin                                 3           508,603        0.72
                              Minnesota                                 2           429,420        0.61
                              Hawaii                                    1           423,362        0.60
                              Maine                                     1           410,555        0.58
                              Missouri                                  2           353,602        0.50
                              Texas                                     1           299,566        0.42
                              Oklahoma                                  1           254,523        0.36
                              Arkansas                                  1           244,137        0.35
                              Nebraska                                  1           239,705        0.34
                              Kentucky                                  1           237,673        0.34
                              Idaho                                     1           230,750        0.33
                              District of Columbia                      1           227,645        0.32
                              Rhode Island                              2            88,460        0.13
                              Indiana                                   1            51,000        0.07
                              Mississippi                               1            36,606        0.05
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Combined LTV                  15.01 to  20.00                           1           299,743        0.42
                              30.01 to  35.00                           1           244,699        0.35
                              35.01 to  40.00                           2           619,437        0.88
                              40.01 to  45.00                           3           456,565        0.65
                              45.01 to  50.00                           1            64,825        0.09
                              50.01 to  55.00                           5         1,261,917        1.79
                              55.01 to  60.00                           3           504,462        0.72
                              60.01 to  65.00                          13         2,159,293        3.06
                              65.01 to  70.00                          33         6,003,064        8.51
                              70.01 to  75.00                          47        11,807,697       16.74
                              75.01 to  80.00                         110        24,279,533       34.43
                              80.01 to  85.00                          67        11,056,582       15.68
                              85.01 to  90.00                          46         9,422,700       13.36
                              90.01 to  95.00                          10           860,486        1.22
                              95.01 to 100.00                          30         1,487,614        2.11
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Current Coupon                6.001 -  7.000                            6         1,724,788        2.45
                              7.001 -  8.000                            7         1,975,323        2.80
                              8.001 -  9.000                           38        10,730,848       15.21
                              9.001 - 10.000                           69        16,871,354       23.92
                              10.001 - 11.000                         114        21,629,436       30.67
                              11.001 - 12.000                          61         8,888,527       12.60
                              12.001 - 13.000                          53         5,442,983        7.72
                              13.001 - 14.000                          23         3,228,201        4.58
                              14.001 - 15.000                           1            37,155        0.05
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Current Balance               Up to  25,000.00                          6           110,539        0.16
                              25,000.01 to  50,000.00                  72         2,900,120        4.11
                              50,000.01 to  75,000.00                  49         2,983,310        4.23
                              75,000.01 to 100,000.00                  19         1,675,608        2.38
                              100,000.01 to 125,000.00                  7           739,900        1.05
                              125,000.01 to 150,000.00                  5           674,645        0.96
                              150,000.01 to 175,000.00                  4           635,897        0.90
                              200,000.01 to 250,000.00                 68        16,288,874        23.1
                              250,000.01 to 300,000.00                 77        21,063,943       29.87
                              300,000.01 to 350,000.00                 36        11,589,040       16.43
                              350,000.01 to 400,000.00                 19         7,323,659       10.38
                              400,000.01 to 450,000.00                  5         2,115,865        3.00
                              450,000.01 to 500,000.00                  4         1,925,355        2.73
                              500,000.01 to 550,000.00                  1           501,861        0.71
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Property Type                 Two- to Four-Family                      13         1,532,922        2.17
                              Townhouse                                 1           247,727        0.35
                              Multi-Family                             13         1,252,572        1.78
                              Condominium                               2           541,382        0.77
                              Single Family Attached                    2           308,052        0.44
                              Single Family Detached                  341        66,645,961       94.49
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Months Since Origination      0 to 1                                   61        12,161,737       17.24
                              2 to 12                                 301        55,842,923       79.18
                              13 to 24                                 10         2,523,955        3.58
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II (continued)


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Remaining Term                Up to 120                                 5           255,088        0.36
                              121 to 180                              191        28,505,171       40.42
                              181 to 240                               37         3,054,988        4.33
                              241 to 300                                4           802,676        1.14
                              301 to 360                              135        37,910,693       53.75
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Occupancy                     Owner Occupied                          365        69,600,767       98.68
                              Investor Owned                            6           578,021        0.82
                              Vacation/Second Home                      1           349,828        0.50
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Lien Type                     First Lien                              222        61,776,595       87.59
                              Second Lien                             150         8,752,021       12.41
                                                                    -----      ------------     -------
                                                                      372      $ 70,528,616     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II (continued)

ARM INFORMATION


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Life Cap                      14.001 - 15.000                           7         2,125,572       13.97
                              15.001 - 16.000                          12         3,315,577       21.79
                              16.001 - 17.000                          16         4,885,883       32.11
                              17.001 - 18.000                          14         3,680,487       24.19
                              18.001 - 19.000                           2           516,717        3.40
                              19.001 - 20.000                           1           349,828        2.30
                              20.001 - 21.000                           2           341,045        2.24
                                                                    -----      ------------     -------
                                                                       54      $ 15,215,109     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Life Floor                    5.001 -  6.000                            2           738,306        4.85
                              6.001 -  7.000                            3           920,369        6.05
                              7.001 -  8.000                            3           942,280        6.19
                              8.001 -  9.000                           13         3,558,498       23.39
                              9.001 - 10.000                           11         3,320,404       21.82
                              10.001 - 11.000                          13         3,430,678       22.55
                              11.001 - 12.000                           5         1,321,652        8.69
                              12.001 - 13.000                           1           349,828        2.30
                              13.001 - 14.000                           3           633,093        4.16
                                                                    -----      ------------     -------
                                                                       54      $ 15,215,109     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


DESCRIPTION OF HOME EQUITY LOANS - NON-CONFORMING POOL SUMMARY - GROUP II (continued)

ARM INFORMATION - LIBOR LOANS


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Margin                        4.001 -  5.000                            1           229,076        1.51
                              5.001 -  6.000                           14         4,417,267       29.03
                              6.001 -  7.000                           17         5,014,614       32.96
                              7.001 -  8.000                           13         3,186,042       20.94
                              8.001 -  9.000                            6         1,618,853       10.64
                              9.001 - 10.000                            2           469,632        3.09
                              11.001 - 12.000                           1           279,625        1.84
                                                                    -----      ------------     -------
                                                                       54      $ 15,215,109     100.00%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Aggregate Field                Description                          Count        Balance$         Pool%
-------------------------------------------------------------------------------------------------------
Rate Reset                    1999/01                                   1           243,752        1.60
                              1999/02                                   2           540,415        3.55
                              1999/03                                   1           368,087        2.42
                              1999/04                                   1           246,425        1.62
                              1999/05                                   4         1,320,251        8.68
                              1999/09                                   1           301,664        1.98
                              1999/12                                   1           254,322        1.67
                              2000/01                                   4           649,518        4.27
                              2000/02                                   2           600,430        3.95
                              2000/04                                   1           292,048        1.92
                              2000/05                                   4           811,550        5.33
                              2000/06                                   1           314,179        2.06
                              2000/07                                   4           989,326        6.50
                              2000/08                                  11         3,647,108       23.97
                              2000/09                                   9         2,683,641       17.64
                              2000/10                                   3           813,468        5.35
                              2001/04                                   1           358,916        2.36
                              2001/07                                   1           266,778        1.75
                              2001/08                                   1           279,625        1.84
                              2001/09                                   1           233,608        1.54
                                                                    -----      ------------     -------
                                                                       54      $ 15,215,109     100.00%
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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


--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


BOND SENSITIVTY TO PREPAYMENTS

                   IMC 98-7 PREPAYMENT SPEED SCENARIO LISTING


-------------------------------------------------------------------------------------------------------------------
                                                                               Pricing
                                                                                Speed
-------------------------------------------------------------------------------------------------------------------
                                                                          SCENARIO
                                          -------------------------------------------------------------------------
                                              S1          S2          S3          S4          S5          S6
-------------------------------------------------------------------------------------------------------------------
Fixed Conforming (% PPC)                       0          50           75         100         125         150
ARM Conforming (% CPR)                         0          20           25          30          35          40
Fixed Non-Conforming (% PPC)                   0          75          100         120         150         175
ARM Non-Conforming (% CPR)                     0          25           30          35          40          45
-------------------------------------------------------------------------------------------------------------------

PPC RAMP:
The prepayment assumption represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of home equity loans. A 100% Prepayment Assumption assumes constant prepayment rates ("CPR") of 4% per annum of the then outstanding principal balance in the first month and an additional 1.909% (21/11ths) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter during the life of the home equity loans, 100% Prepayment Assumption assumes a constant prepayment rate of 25% per annum each month.


THE FOLLOWING TABLES RUN TO CALL:

                                            % of Prepayment Assumption
------------------------------------------------------------------------------------------------------------------
1998-7A                             S1             S2            S3             S4            S5             S6
-------------------------------------------------------------------------------------------------------------------
AVG LIFE                          16.78           5.38          3.86           2.98           2.41           2.02
YIELD @ 100.000                   6.48%          6.43%         6.41%          6.38%          6.35%          6.33%
DURATION                           9.32           4.05          3.12           2.51           2.09           1.79
FIRST PAY                         01/99          01/99         01/99          01/99          01/99          01/99
LAST PAY                          10/26          09/12         11/08          07/06          12/04          12/03
WINDOW (YEARS)                    27.83          13.75          9.92           7.58           6.00           5.00
------------------------------------------------------------------------------------------------------------------


                                            % of Prepayment Assumption
------------------------------------------------------------------------------------------------------------------
1998-7A                             S1             S2            S3             S4            S5             S6
-------------------------------------------------------------------------------------------------------------------
AVG LIFE                          16.77           3.87          2.97           2.47           1.98           1.69
YIELD @ 100.000                   6.71%          6.64%         6.61%          6.59%          6.55%          6.52%
DURATION                           9.20           3.10          2.49           2.12           1.75           1.51
FIRST PAY                         01/99          01/99         01/99          01/99          01/99          01/99
LAST PAY                          09/26          12/08         07/06          03/05          11/03          02/03
WINDOW (YEARS)                    27.75          10.00          7.58           6.25           4.92           4.17
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                     IMC HOME EQUITY LOAN OWNER TRUST 1998-7
--------------------------------------------------------------------------------


BOND SENSITIVTY TO PREPAYMENTS (continued)


THE FOLLOWING TABLES RUN TO MATURITY:

                                            % of Prepayment Assumption
------------------------------------------------------------------------------------------------------------------
1998-7A                             S1             S2            S3             S4            S5             S6
-------------------------------------------------------------------------------------------------------------------
AVG LIFE                          16.86           5.64          4.14           3.22           2.61           2.18
YIELD @ 100.000                   6.48%          6.45%         6.43%          6.41%          6.39%          6.36%
DURATION                           9.33           4.14          3.25           2.64           2.21           1.89
FIRST PAY                         01/99          01/99         01/99          01/99          01/99          01/99
LAST PAY                          07/28          02/24         06/18          03/14          03/12          11/09
WINDOW (YEARS)                    29.58          25.17         19.50          15.25          13.25          10.92
------------------------------------------------------------------------------------------------------------------



                                            % of Prepayment Assumption
------------------------------------------------------------------------------------------------------------------
1998-7A                             S1             S2            S3             S4            S5             S6
-------------------------------------------------------------------------------------------------------------------
AVG LIFE                          16.86           4.15          3.21           2.68           2.15           1.82
YIELD @ 100.000                   6.72%          6.66%         6.64%          6.62%          6.59%          6.56%
DURATION                           9.22           3.22          2.62           2.25           1.86           1.61
FIRST PAY                         01/99          01/99         01/99          01/99          01/99          01/99
LAST PAY                          07/28          04/18         12/13          11/12          12/09          02/08
WINDOW (YEARS)                    29.58          19.33         15.00          13.92          11.00           9.17
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber